UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2023

Bird Global, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41019	86-3723155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

392 NE 191st Street #20388
Miami, Florida 33179
(Address of principal executive offices and Zip code)
(866) 205-2442
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BRDS	The New York Stock Exchange
Warrants, each whole warrant exercisable to purchase one share of Class A common stock at an exercise price of $11.50 per share	BRDS WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 22, 2023, Bird Global, Inc. (the “Company”) received a written notice (the “Notice”) from the New York Stock Exchange (“NYSE” or the “Exchange”) that the NYSE would delist the Company’s shares of Class A common stock and warrants (the “Securities”) from the Exchange upon market open on September 25, 2023. Beginning September 25, 2023, trading of the Securities was suspended.

NYSE Regulation’s staff decided to delist the Securities because the Company failed to maintain an average global market capitalization of at least $15,000,000 over a consecutive 30 trading day period, as required by Section 802.01B of the NYSE Listed Company Manual. The Company has a right to appeal this determination, provided that it files a written request for such review within ten business days after receiving the Notice. The Company’s board of directors (the “Board”) intends to appeal the NYSE’s determination to delist the Securities. There can be no assurance of the outcome of any such appeal or that the Exchange will reconsider its decision to delist the Company in light of such appeal.

The Company anticipates the Securities will continue to trade on the OTC Market. The Company expects the Class A common stock to trade under the symbol “BRDS” and the warrants to trade under the symbol “BRDSW.” The Company also expects the Securities to be listed for trading on the OTCQX, which is the highest tier of the OTC Market, and has taken steps necessary to pursue such listing. The Company cannot provide assurance that its common stock will continue to trade on the OTC Market, that brokers will continue to provide public quotes of the Company’s common stock, that the brokers will develop a market for the Company’s common stock, or that the trading volume of the Company’s common stock will be sufficient enough to generate an efficient trading market.

Item 7.01 Regulation FD Disclosure.

On September 22, 2023, the Company issued a press release announcing NYSE’s decision to delist the Securities from the Exchange. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

The information contained in Item 7.01 of this Current Report (including Exhibit 99.1 hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act, or the Exchange Act, except as otherwise expressly stated in such filing.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements other than statements of historical fact contained in this Current Report including, but not limited to, the trading of the Securities on the OTC and OTCQX, business strategy and plans, the anticipated impacts from the acquisition of Skinny Labs, Inc. (d/b/a Spin) (the “Spin Acquisition”), and our decision to appeal and the success of any such appeal of the NYSE delisting decision. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to the expansion plans, opportunities, and costs relating to the Spin Acquisition. Other factors may also cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements and such factors are discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and subsequent reports filed by the Company with the SEC. Copies of the Company’s filings with the SEC may be obtained at the “SEC Filings” section of the Company’s website at www.bird.co or on the SEC’s website at www.sec.gov.

Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The forward-looking statements included in this Current Report are made as of the date hereof. The Company is not under any obligation to (and expressly disclaims any such obligation) to update any of the information in this Current Report if any forward-looking statement later turns out to be inaccurate, whether as a result of new information, future events or otherwise, except as otherwise may be required by the federal securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of Bird Global, Inc., dated September 22, 2023
104	Cover page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bird Global, Inc.

Date: September 26, 2023	By:	/s/ Michael Washinushi
	Name:	Michael Washinushi
	Title:	Interim Chief Executive Officer